As filed with the Securities and Exchange Commission on December 7, 2009
Registration No. 333-150298

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Post-Effective Amendment No. 1
to
Form S-3
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

U.S. Bancorp	Delaware	41-0255900
USB Capital XIII	Delaware	20-6524111
USB Capital XIV	Delaware	20-6524119
USB Capital XV	Delaware	20-6524127
USB Capital XVI	Delaware	20-6524141
(Exact name of registrant	(State or other jurisdiction	(I.R.S. Employer
as specified in its charter)	of incorporation or organization)	Identification No.)

800 Nicollet Mall	Lee R. Mitau, Esq.
Minneapolis, Minnesota 55402-4302	800 Nicollet Mall
(651) 466-3000	Minneapolis, Minnesota 55402-4302
(Address, including zip code, and telephone number,	(651) 466-3000
including area code, of each registrant’s principal	(Name, address and telephone number,
executive offices)	including area code, of agent for service)
Copy to:
James J. Barresi, Esq.
Squire, Sanders & Dempsey L.L.P.
221 E. 4th Street, Suite 2900
Cincinnati, Ohio 45202
(513) 361-1200
     Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.
     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered in connection with dividend or interest reinvestment plans, check the following box. ☑
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
     If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☑
     If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☑
     Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one)

Large accelerated filer ☑	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☐
(Do not check if a smaller reporting company)

CALCULATION OF REGISTRATION FEE

		Proposed	Proposed
	Amount	Maximum	Maximum	Amount of
Title of Each Class of	to be	Offering Price	Aggregate	Registration
Securities to be Registered(1)	Registered(2)	Per Unit(2)	Offering Price(2)	Fee(2)
Senior Notes of U.S. Bancorp
Subordinated Notes of U.S. Bancorp
Junior Subordinated Notes of U.S. Bancorp(6)
Common Stock of U.S. Bancorp
Preferred Stock of U.S. Bancorp
Depositary Shares of U.S. Bancorp
Debt Warrants of U.S. Bancorp		(3)	(3)
Equity Warrants of U.S. Bancorp		(4)	(4)
Units of U.S. Bancorp		(5)	(5)
Stock Purchase Contracts of U.S. Bancorp(7)
Guarantees of U.S. Bancorp, including guarantees of Capital Securities(8)
Capital Securities of USB Capital XIII
Capital Securities of USB Capital XIV
Capital Securities of USB Capital XV
Capital Securities of USB Capital XVI

(1)	The securities of each class may be offered and sold by the Registrants and/or may be offered and sold, from time to time, by one or more selling securityholders to be identified in the future. The selling securityholders may purchase the securities directly from the Registrants, or from one or more underwriters, dealers or agents.

(2)	An indeterminate aggregate initial offering price or number of the securities of each identified class is being registered as may from time to time be sold at indeterminate prices. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities or that are issued in units. In accordance with Rules 456(b) and 457(r), the Registrants are deferring payment of all of the registration fee and will pay the registration fee subsequently in advance or on a pay-as-you-go basis.

(3)	Debt Warrants will represent rights to purchase debt securities registered hereby. Because the Debt Warrants will provide a right only to purchase the debt securities offered hereunder, no additional registration fee is required for the Debt Warrants.

(4)	Equity Warrants will represent rights to purchase equity securities registered hereby. Because the Equity Warrants will provide a right only to purchase the equity securities offered hereunder, no additional registration fee is required for the Equity Warrants.

(5)	Any registered securities may be sold separately or as Units with other registered securities. Units may consist of two or more securities in any combination, which may or may not be separable from one another. Each Unit will be issued under a unit agreement. Because Units will consist of securities registered hereunder, no additional registration fee is required for the Units.

(6)	There is being registered under this registration statement an indeterminate number of Capital Securities of USB Capital XIII, USB Capital XIV, USB Capital XV and USB Capital XVI (each a “Trust”) and such indeterminate principal amount of Junior Subordinated Notes of U.S. Bancorp as may be sold from time to time at indeterminate prices. Junior Subordinated Notes may be issued and sold to any Trust, in which event such Junior Subordinated Notes may later be distributed to the holders of Capital Securities upon dissolution of such Trust and the distribution of the assets thereof.

(7)	The Stock Purchase Contracts may require the holder thereof to purchaser or sell (i) Debt Securities, Preferred Stock, Depositary Shares or Common Stock of U.S. Bancorp; (ii) securities of an entity unaffiliated with the Registrants, a basket of such securities or any combination of the above; (iii) currencies; or (iv) commodities.

(8)	Pursuant to Rule 457(n) under the Securities Act, no additional registration fee is due for guarantees.
Explanatory Note
     This Post-Effective Amendment No. 1 to the Registration Statement (File No. 333-150298) is being filed by U.S. Bancorp (the “Company”) for the purpose of (i) adding USB Capital XIII, USB Capital XIV, USB Capital XV, and USB Capital XVI, each a statutory trust formed under the laws of the State of Delaware (collectively, the “Trusts”), as issuers and co-registrants to the Registration Statement hereunder; (ii) adding additional classes of securities of the Company and the Trusts to the Registration Statement as described in the accompanying prospectus; (iii) updating the Calculation of Registration Fee table pursuant to Rule 456 under the Securities Act; (iv) updating the information in Part II with respect to the addition of the Trusts, the additional classes of securities referenced herein, and the expenses of issuance and distribution in Item 14; and (v) filing additional exhibits to the Registration Statement. This Post-Effective Amendment No. 1 shall become effective immediately upon filing with the Securities and Exchange Commission.

PROSPECTUS

U.S. Bancorp
800 Nicollet Mall
Minneapolis, Minnesota 55402
(651) 466-3000

U.S. Bancorp
Senior Notes
Subordinated Notes
Junior Subordinated Notes
Common Stock
Preferred Stock
Depositary Shares
Debt Warrants
Equity Warrants
Units
Stock Purchase Contracts
Guarantees

USB Capital XIII
USB Capital XIV
USB Capital XV
USB Capital XVI

Capital Securities
Fully and unconditionally guaranteed by U.S. Bancorp

The securities of each class may be offered and sold by us and/or may be offered and sold, from time to time, by one or more selling securityholders to be identified in the future. We will provide the specific terms of these securities in supplements to this prospectus. You should read this prospectus and the applicable prospectus supplement carefully before you invest in the securities described in the applicable prospectus supplement.

These securities will be equity securities or unsecured obligations of U.S. Bancorp or the Trusts and will not be savings accounts, deposits or other obligations of any bank or nonbank subsidiary of ours and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

Our common stock is listed on the New York Stock Exchange under the symbol “USB.”

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to sell securities unless accompanied by the applicable prospectus supplement.

The date of this prospectus is December 7, 2009.

Page

Where You Can Find More Information	1
Use of Proceeds	1
Validity of Securities	2
Experts	2
EX-5.2
EX-5.3
EX-23.1
EX-25.3
EX-25.4
EX-25.5
EX-25.6
EX-25.7
EX-25.8
EX-25.9
EX-25.10
EX-25.11

i

The words “USB,” “Company,” “we,” “our,” “ours” and “us” refer to U.S. Bancorp and its subsidiaries, and “Trust” or “Trusts” refer to one or all of USB Capital XIII, USB Capital XIV, USB Capital XV and USB Capital XVI, unless otherwise stated.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document that we file at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. In addition, our SEC filings are available to the public from the SEC’s web site at http://www.sec.gov. Our SEC filings are also available at the offices of the New York Stock Exchange. For further information on obtaining copies of our public filings at the New York Stock Exchange, you should call (212) 656-5060.

The SEC allows us to incorporate by reference the information we file with them, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus, and later information that we file with the SEC will automatically update and supersede this information. We incorporate by reference the following documents listed below and any future filings made with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, until we or any underwriters sell all of the securities:

•	Annual Report on Form 10-K for the year ended December 31, 2008;

•	Quarterly Reports on Form 10-Q for the quarters ended March 31, 2009; June 30, 2009; and September 30, 2009;

•	Current Reports on Form 8-K filed January 7, 2009, January 21, 2009, March 4, 2009, March 6, 2009, March 13, 2009, April 21, 2009, May 8, 2009, May 11, 2009, May 15, 2009, June 10, 2009, June 17, 2009, July 16, 2009, July 24, 2009, October 26, 2009, and November 2, 2009 (other than, in each case, information that is deemed not to have been filed in accordance with SEC rules); and

•	the description of our common stock set forth in our registration statement on Form 8-A filed under the Exchange Act on October 6, 1994, by First Bank System, Inc. (now known as U.S. Bancorp), including any amendment or report filed for the purpose of updating such description.

You may request a copy of these filings, at no cost, by writing or telephoning us at the following address:

U.S. Bancorp
800 Nicollet Mall
Minneapolis, Minnesota 55402
Attn: Investor Relations Department
(612) 303-0799 or (866) 775-9668

The Trusts have no separate financial statements. The statements would not be material to holders of the securities because the Trusts have no independent operations.

USE OF PROCEEDS

We intend to use the net proceeds from the sale of the securities offered by this prospectus for general corporate purposes, including working capital, capital expenditures, investments in or advances to existing or future subsidiaries, repayment of maturing obligations and refinancing of outstanding indebtedness. Pending such use, we may temporarily invest the proceeds or use them to reduce short-term indebtedness. The applicable prospectus supplement provides more details on the use of proceeds of any specific offering.

1

VALIDITY OF SECURITIES

Unless otherwise indicated in the applicable prospectus supplement, some legal matters will be passed upon for us by our counsel, Squire, Sanders & Dempsey L.L.P., Cincinnati, Ohio. Richards, Layton & Finger P.A., Wilmington, Delaware, special Delaware counsel for the Trusts, will pass on some legal matters for the Trusts. Squire, Sanders & Dempsey L.L.P. will rely on the opinion of Richards, Layton & Finger, P.A., Wilmington, Delaware as to matters of Delaware law regarding the Trusts. Any underwriters will be represented by their own legal counsel.

EXPERTS

Ernst & Young LLP, our independent registered public accounting firm, has audited our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2008, and the effectiveness of our internal control over financial reporting as of December 31, 2008, as set forth in their reports, which are incorporated by reference in this prospectus and elsewhere in the registration statement. Our financial statements are incorporated by reference in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.

2

U.S. Bancorp
Senior Notes
Subordinated Notes
Junior Subordinated Notes
Common Stock
Preferred Stock
Depositary Shares
Debt Warrants
Equity Warrants
Units
Stock Purchase Contracts
Guarantees

USB Capital XIII
USB Capital XIV
USB Capital XV
USB Capital XVI

Capital Securities
Fully and unconditionally guaranteed by U.S. Bancorp

PROSPECTUS

December 7, 2009

INFORMATION NOT REQUIRED IN PROSPECTUS
Item 14. Other Expenses of Issuance and Distribution.
     The estimated expenses in connection with this Registration Statement are as follows:

SEC Registration fee		$(1)
Accountant’s fees and expenses	250,000
Attorneys’ fees and expenses	700,000
Trustee and Depositary fees and expenses	150,000
Printing and engraving expenses	150,000
State qualification fees and expenses	11,000
Rating agencies’ fees	1,500,000
Miscellaneous	50,000

TOTAL	$2,811,000	(1)(2)

(1)	The Registrants are registering an indeterminate amount of securities under this Registration Statement and in accordance with Rules 456(b) and 457(r), the Registrant is deferring payment of any additional registration fee until the time the securities are sold under this Registration Statement pursuant to a prospectus supplement.

(2)	Additional information regarding estimated expenses of issuance and distribution of each identified class of securities being registered will be provided at the time information as to such class is included in a prospectus supplement in accordance with Rule 430B.
Item 15. Indemnification of Directors and Officers.
     Section 145 of the Delaware General Corporation Law contains detailed provisions for indemnification of directors and officers of Delaware corporations against expenses, judgments, fines and settlements in connection with litigation.
     Article Eighth of U.S. Bancorp’s Restated Certificate of Incorporation, as amended, provides that a director will not be personally liable to U.S. Bancorp or its stockholders for monetary damages for a breach of fiduciary duty as a director, except for liability (1) for any breach of the director’s duty of loyalty to U.S. Bancorp or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under the Delaware statutory provision making directors personally liable for unlawful dividends or unlawful stock repurchases or redemptions or (4) for any transaction for which the director derived an improper personal benefit.
     The bylaws of U.S. Bancorp provide that the officers and directors of U.S. Bancorp and certain others will be indemnified to substantially the same extent permitted by Delaware law.
     U.S. Bancorp maintains a standard policy of officers’ and directors’ insurance.
Item 16. Exhibits.
     The exhibits filed (unless otherwise noted) as a part of this Registration Statement are as follows:
Exhibits

1.1	Form of Distribution Agreement with respect to certain debt securities.*

1.2	Form of Underwriting Agreement.*

4.1	Restated Certificate of Incorporation of U.S. Bancorp (incorporated by reference to Exhibit 3.1 to U.S. Bancorp’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009).

Exhibits

4.2	Amended and Restated Bylaws of U.S. Bancorp (incorporated by reference to Exhibit 3.2 to U.S. Bancorp’s Current Report on Form 8-K filed June 18, 2008).

4.3	Indenture dated as of October 1, 1991 between U.S. Bancorp and Citibank, N.A., as Senior Trustee, as amended by the First Supplemental Indenture dated as of August 6, 2001, as further amended by the Second Supplemental Indenture dated as of March 13, 2009 (incorporated by reference to Exhibit 4.1 to U.S. Bancorp’s Current Report on Form 8-K dated November 12, 1991, Exhibit 4.4 to U.S. Bancorp’s Registration Statement on Form S-3 dated November 1, 2001 (File No. 333-72626) and Exhibit 4.1 to U.S. Bancorp’s Current Report on Form 8-K dated March 13, 2009, respectively).

4.4	Indenture dated as of October 1, 1991 between U.S. Bancorp and Citibank, N.A., as Subordinated Trustee, as amended by the First Supplemental Indenture dated as of April 1, 1993 (incorporated by reference to Exhibit 4.2 to U.S. Bancorp’s Current Report on Form 8-K dated November 12, 1991 and Exhibit 4.1 to U.S. Bancorp’s Current Report on Form 8-K dated April 26, 1993).

4.5	Form of Common Stock certificate (incorporated by reference to Exhibit 4.1 to U.S. Bancorp’s Registration Statement on Form S-8 dated August 1, 1997 (File No. 333-32653)).

4.6	Form of Senior Debt Security (included as part of Exhibit 4.3).

4.7	Form of Subordinated Debt Security (included as part of Exhibit 4.4).

4.8	Form of Debt Securities Warrant Agreement.*

4.9	Form of Debt Securities Warrant Certificate (included as part of Exhibit 4.8).*

4.10	Form of Equity Securities Warrant Agreement.*

4.11	Form of Equity Securities Warrant Certificate (included as part of Exhibit 4.11).*

4.12	Form of Deposit Agreement.*

4.13.1	Junior Subordinated Indenture dated as of April 28, 2005, between U.S. Bancorp and Delaware Trust Company, National Association, a original Junior Subordinated Trustee (incorporated by reference to Exhibit 4.2.3 to U.S. Bancorp’s Registration Statement on Form S-3 dated May 2, 2005 (File No. 333-124535)).

4.13.2	First Supplemental Indenture to Junior Subordinated Indenture dated as of August 3, 2005 between U.S. Bancorp and Delaware Trust Company, National Association, as original Junior Subordinated Trustee (incorporated by reference to Exhibit 4.2 to U.S. Bancorp’s Registration Statement on Form 8-A (File No. 01-06880)).

4.13.3	Second Supplemental Indenture to Junior Subordinated Indenture dated as of December 29, 2005 among U.S. Bancorp, Delaware Trust Company, National Association, as original Junior Subordinated Trustee and Wilmington Trust Company, as successor Junior Subordinated Trustee (incorporated by reference to Exhibit 4.1 to U.S. Bancorp’s Current Report on Form 8-K dated December 29, 2005).

4.13.4	Third Supplemental Indenture to Junior Subordinated Indenture dated as of March 17, 2006 between U.S. Bancorp and Wilmington Trust Company, as Junior Subordinated Trustee (incorporated by reference to Exhibit 4.2 to U.S. Bancorp’s Current Report on Form 8-K dated March 17, 2006).

4.13.5	Fourth Supplemental Indenture to Junior Subordinated Indenture dated as of April 12, 2006 between U.S. Bancorp and Wilmington Trust Company, as Junior Subordinated Trustee (incorporated by reference to Exhibit 4.1 to U.S. Bancorp’s Current Report on Form 8-K dated April 12, 2006).

Exhibits

4.13.6	Fifth Supplemental Indenture to Junior Subordinated Indenture dated as of August 30, 2006 between U.S. Bancorp and Wilmington Trust Company, as Junior Subordinated Trustee (incorporated by reference to Exhibit 4.1 to U.S. Bancorp’s Current Report on Form 8-K dated August 30, 2006).

4.13.7	Sixth Supplemental Indenture to Junior Subordinated Indenture dated as of February 1, 2007 between U.S. Bancorp and Wilmington Trust Company, as Junior Subordinated Trustee (incorporated by reference to Exhibit 4.1 to U.S. Bancorp’s Current Report on Form 8-K dated February 1, 2007).

4.14	Certificate of Trust of USB Capital XIII (incorporated by reference to Exhibit 4.3.7 to U.S. Bancorp’s Registration Statement on Form S-3 dated May 2, 2005 (File No. 333-124535)).

4.15	Certificate of Trust of USB Capital XIV (incorporated by reference to Exhibit 4.3.8 to U.S. Bancorp’s Registration Statement on Form S-3 dated May 2, 2005 (File No. 333-124535)).

4.16	Certificate of Trust of USB Capital XV (incorporated by reference to Exhibit 4.3.9 to U.S. Bancorp’s Registration Statement on Form S-3 dated May 2, 2005 (File No. 333-124535)).

4.17	Certificate of Trust of USB Capital XVI (incorporated by reference to Exhibit 4.3.10 to U.S. Bancorp’s Registration Statement on Form S-3 dated May 2, 2005 (File No. 333-124535)).

4.18	Trust Agreement, with respect to USB Capital XIII, dated as of April 27, 2005, among U.S. Bancorp, Delaware Trust Company, as Junior Subordinated Trustee, and the Administrative Agents therein (incorporated by reference to Exhibit 4.4.7 to U.S. Bancorp’s Registration Statement on Form S-3 dated May 2, 2005 (File No. 333-124535)).

4.19	Trust Agreement, with respect to USB Capital XIV, dated as of April 27, 2005, among U.S. Bancorp, Delaware Trust Company, as Junior Subordinated Trustee, and the Administrative Agents therein (incorporated by reference to Exhibit 4.4.8 to U.S. Bancorp’s Registration Statement on Form S-3 dated May 2, 2005 (File No. 333-124535)).

4.20	Trust Agreement, with respect to USB Capital XV, dated as of April 27, 2005, among U.S. Bancorp, Delaware Trust Company, as Junior Subordinated Trustee, and the Administrative Agents therein (incorporated by reference to Exhibit 4.4.9 to U.S. Bancorp’s Registration Statement on Form S-3 dated May 2, 2005 (File No. 333-124535)).

4.21	Trust Agreement, with respect to USB Capital XVI, dated as of April 27, 2005, among U.S. Bancorp, Delaware Trust Company, as Junior Subordinated Trustee, and the Administrative Agents therein (incorporated by reference to Exhibit 4.4.10 to U.S. Bancorp’s Registration Statement on Form S-3 dated May 2, 2005 (File No. 333-124535)).

4.22	Form of Amended and Restated Trust Agreement of each of the Trusts (incorporated by reference to Exhibit 4.5 to U.S. Bancorp’s Registration Statement on Form S-3 dated May 2, 2005 (File No. 333-124535)).

4.23	Form of Capital Securities Certificate (included in Exhibit 4.22).

4.24	Form of Junior Subordinated Note (included in Exhibit 4.13.1).

4.25	Form of Guarantee Agreement (incorporated by reference to Exhibit 4.5 to U.S. Bancorp’s Registration Statement on Form S-3 dated May 2, 2005 (File No. 333-124535)).

4.26	Form of Stock Purchase Contract Agreement.*

5.1	Opinion and Consent of Squire, Sanders & Dempsey L.L.P. as to the legality of the Senior Notes, Subordinated Notes, Common Stock, Preferred Stock, Depositary Shares, Debt Warrants, Equity Warrants and Units to be issued by U.S. Bancorp (incorporated by reference to Exhibit 5.1 to U.S. Bancorp’s Registration Statement on Form S-3 dated April 17, 2008 (File No. 333-150298)).**

5.2	Opinion and Consent of Squire, Sanders & Dempsey L.L.P. as to the legality of the Junior Subordinated Notes and Guarantees to be issued by U.S. Bancorp.

Exhibits

5.3	Opinion and Consent of Richards, Layton & Finger, P.A., special Delaware counsel, as to the legality of the Capital Securities to be issued by USB Capital XIII, XIV, XV and XVI.

8.1	Tax Opinion of Squire, Sanders & Dempsey L.L.P.*

12.1	Computation of Ratio of Earnings to Fixed Charges (incorporated by reference to Exhibit 12 to U.S. Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2008).

23.1	Consent of Ernst & Young LLP.

23.2	Consents of Squire, Sanders & Dempsey L.L.P. (included in Exhibits 5.1, 5.2 and 8.1).

23.3	Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.3).

24.1	Powers of Attorney of U.S. Bancorp.**

25.1	Form T-1 Statement of Eligibility of Citibank, N.A. to act as Senior Trustee under the Senior Indenture.**

25.2	Form T-1 Statement of Eligibility of Citibank, N.A. to act as Subordinated Trustee under the Subordinated Indenture.**

25.3	Form T-1 Statement of Eligibility of Wilmington Trust Company to act as Trustee under the Junior Subordinated Indenture.

25.4	Form T-1 Statement of Eligibility of Wilmington Trust Company to act as Trustee under the Amended and Restated Trust Agreement, with respect to USB Capital XIII.

25.5	Form T-1 Statement of Eligibility of Wilmington Trust Company to act as Trustee under the Amended and Restated Trust Agreement, with respect to USB Capital XIV.

25.6	Form T-1 Statement of Eligibility of Wilmington Trust Company to act as Trustee under the Amended and Restated Trust Agreement, with respect to USB Capital XV.

25.7	Form T-1 Statement of Eligibility of Wilmington Trust Company to act as Trustee under the Amended and Restated Trust Agreement, with respect to USB Capital XVI.

25.8	Form T-1 Statement of Eligibility of Wilmington Trust Company to act as Trustee under the Guarantee Agreement, with respect to USB Capital XIII.

25.9	Form T-1 Statement of Eligibility of Wilmington Trust Company to act as Trustee under the Guarantee Agreement, with respect to USB Capital XIV.

25.10	Form T-1 Statement of Eligibility of Wilmington Trust Company to act as Trustee under the Guarantee Agreement, with respect to USB Capital XV.

25.11	Form T-1 Statement of Eligibility of Wilmington Trust Company to act as Trustee under the Guarantee Agreement, with respect to USB Capital XVI.

*	To be filed as an exhibit to a Current Report on Form 8-K and incorporated herein by reference.

**	Previously filed.
Item 17. Undertakings.
     Each of the undersigned registrants hereby undertake:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;
          (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) (17 C.F.R. § 424(b)) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and
          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;
     Provided, however, That:
               (A) Paragraphs (1)(i), (1)(ii) and (1)(iii) of this section do not apply if the registration statement is on Form S-3 (17 C.F.R. § 239.13) or Form F-3 (17 C.F.R. § 239.33) and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrants pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) (17 C.F.R. § 230.424(b)) that is part of the registration statement.
     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
     (4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:
          (i) Each prospectus filed by the registrants pursuant to Rule 424(b)(3) (17 C.F.R. § 230.424(b)(3)) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and
          (ii) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) (17 C.F.R. § 230.424(b)(2), (b)(5), or (b)(7)) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) (17 C.F.R. § 230.415(a)(1)(i), (vii), or (x)) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

     (5) That, for the purpose of determining liability of the registrants under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:
     The undersigned registrants undertake that in a primary offering of the registrants’ securities pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrants will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:
          (i) Any preliminary prospectus or prospectus of the undersigned registrants relating to the offering required to be filed pursuant to Rule 424 (17 C.F.R. § 230.424);
          (ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrants or used or referred to by the undersigned registrants;
          (iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrants or their securities provided by or on behalf of the undersigned registrants; and
          (iv) Any other communication that is an offer in the offering made by the undersigned registrants to the purchaser.
     Each of the undersigned registrants hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of U.S. Bancorp’s annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrants pursuant to the foregoing provisions, or otherwise, the registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a registrant of expenses incurred or paid by a director, officer or controlling person of such registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, that registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
     Each of the undersigned registrants hereby undertakes to file applications for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Trust Indenture Act.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the undersigned certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement (333-150298) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on December 7, 2009.

U.S. BANCORP

By:	/s/ Richard K. Davis
Name:	Richard K. Davis
Title:	Chairman, President and Chief Executive Officer (principal executive officer)
     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement (333-150298) has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Richard K. Davis	Chairman, President and Chief Executive Officer	December 7, 2009
Richard K. Davis	(principal executive officer and director)

/s/ Andrew Cecere	Vice Chairman and Chief Financial Officer	December 4, 2009
Andrew Cecere	(principal financial officer)

/s/ Terrance R. Dolan	Executive Vice President and Controller	December 7, 2009
Terrance R. Dolan	(principal accounting officer)

/s/ Douglas M. Baker, Jr.*	Director	December 7, 2009
Douglas M. Baker, Jr.

Director
Y. Marc Belton

/s/ Victoria Buyniski Gluckman*	Director	December 7, 2009
Victoria Buyniski Gluckman

/s/ Arthur D. Collins, Jr.*	Director	December 7, 2009
Arthur D. Collins, Jr.

/s/ Joel W. Johnson*	Director	December 7, 2009
Joel W. Johnson

/s/ Olivia F. Kirtley*	Director	December 7, 2009
Olivia F. Kirtley

/s/ Jerry W. Levin*	Director	December 7, 2009
Jerry W. Levin

/s/ David B. O’Maley*	Director	December 7, 2009
David B. O’Maley

Signature	Title	Date

/s/ O’dell M. Owens, M.D., M.P.H.*	Director	December 7, 2009
O’dell M. Owens, M.D., M.P.H.

/s/ Richard G. Reiten*	Director	December 7, 2009
Richard G. Reiten

/s/ Craig D. Schnuck*	Director	December 7, 2009
Craig D. Schnuck

/s/ Patrick T. Stokes*	Director	December 7, 2009
Patrick T. Stokes

*By:	/s/ Terrance R. Dolan
Name:	Terrance R. Dolan
Attorney-in-fact for the persons indicated above with an *
SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, USB Capital XIII certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement (333-150298) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on December 7, 2009.

USB CAPITAL XIII

By: U.S. Bancorp, as Depositor

By:	/s/ Lee R. Mitau
Name:	Lee R. Mitau
Title:	Executive Vice President and General Counsel
     Pursuant to the requirements of the Securities Act of 1933, USB Capital XIV certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement (333-150298) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on December 7, 2009.

USB CAPITAL XIV

By: U.S. Bancorp, as Depositor

By:	/s/ Lee R. Mitau
Name:	Lee R. Mitau
Title:	Executive Vice President and General Counsel

     Pursuant to the requirements of the Securities Act of 1933, USB Capital XV certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement (333-150298) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on December 7, 2009.

USB CAPITAL XV

By: U.S. Bancorp, as Depositor

By:	/s/ Lee R. Mitau
Name:	Lee R. Mitau
Title:	Executive Vice President and General Counsel
     Pursuant to the requirements of the Securities Act of 1933, USB Capital XVI certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement (333-150298) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on December 7, 2009.

USB CAPITAL XVI

By: U.S. Bancorp, as Depositor

By:	/s/ Lee R. Mitau
Name:	Lee R. Mitau
Title:	Executive Vice President and General Counsel

INDEX TO EXHIBITS

Exhibits

1.1	Form of Distribution Agreement with respect to certain debt securities.*

1.2	Form of Underwriting Agreement.*

4.1	Restated Certificate of Incorporation of U.S. Bancorp (incorporated by reference to Exhibit 3.1 to U.S. Bancorp’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009).

4.2	Amended and Restated Bylaws of U.S. Bancorp (incorporated by reference to Exhibit 3.2 to U.S. Bancorp’s Current Report on Form 8-K filed June 18, 2008).

4.3	Indenture dated as of October 1, 1991 between U.S. Bancorp and Citibank, N.A., as Senior Trustee, as amended by the First Supplemental Indenture dated as of August 6, 2001, as further amended by the Second Supplemental Indenture dated as of March 13, 2009 (incorporated by reference to Exhibit 4.1 to U.S. Bancorp’s Current Report on Form 8-K dated November 12, 1991, Exhibit 4.4 to U.S. Bancorp’s Registration Statement on Form S-3 dated November 1, 2001 (File No. 333-72626) and Exhibit 4.1 to U.S. Bancorp’s Current Report on Form 8-K dated March 13, 2009, respectively).

4.4	Indenture dated as of October 1, 1991 between U.S. Bancorp and Citibank, N.A., as Subordinated Trustee, as amended by the First Supplemental Indenture dated as of April 1, 1993 (incorporated by reference to Exhibit 4.2 to U.S. Bancorp’s Current Report on Form 8-K dated November 12, 1991 and Exhibit 4.1 to U.S. Bancorp’s Current Report on Form 8-K dated April 26, 1993).

4.5	Form of Common Stock certificate (incorporated by reference to Exhibit 4.1 to U.S. Bancorp’s Registration Statement on Form S-8 dated August 1, 1997 (File No. 333-32653)).

4.6	Form of Senior Debt Security (included as part of Exhibit 4.3).

4.7	Form of Subordinated Debt Security (included as part of Exhibit 4.4).

4.8	Form of Debt Securities Warrant Agreement.*

4.9	Form of Debt Securities Warrant Certificate (included as part of Exhibit 4.8).*

4.10	Form of Equity Securities Warrant Agreement.*

4.11	Form of Equity Securities Warrant Certificate (included as part of Exhibit 4.11).*

4.12	Form of Deposit Agreement.*

4.13.1	Junior Subordinated Indenture dated as of April 28, 2005, between U.S. Bancorp and Delaware Trust Company, National Association, a original Junior Subordinated Trustee (incorporated by reference to Exhibit 4.2.3 to U.S. Bancorp’s Registration Statement on Form S-3 dated May 2, 2005 (File No. 333-124535)).

4.13.2	First Supplemental Indenture to Junior Subordinated Indenture dated as of August 3, 2005 between U.S. Bancorp and Delaware Trust Company, National Association, as original Junior Subordinated Trustee (incorporated by reference to Exhibit 4.2 to U.S. Bancorp’s Registration Statement on Form 8-A (File No. 01-06880)).

4.13.3	Second Supplemental Indenture to Junior Subordinated Indenture dated as of December 29, 2005 among U.S. Bancorp, Delaware Trust Company, National Association, as original Junior Subordinated Trustee and Wilmington Trust Company, as successor Junior Subordinated Trustee (incorporated by reference to Exhibit 4.1 to U.S. Bancorp’s Current Report on Form 8-K dated December 29, 2005).

Exhibits

4.13.4	Third Supplemental Indenture to Junior Subordinated Indenture dated as of March 17, 2006 between U.S. Bancorp and Wilmington Trust Company, as Junior Subordinated Trustee (incorporated by reference to Exhibit 4.2 to U.S. Bancorp’s Current Report on Form 8-K dated March 17, 2006).

4.13.5	Fourth Supplemental Indenture to Junior Subordinated Indenture dated as of April 12, 2006 between U.S. Bancorp and Wilmington Trust Company, as Junior Subordinated Trustee (incorporated by reference to Exhibit 4.1 to U.S. Bancorp’s Current Report on Form 8-K dated April 12, 2006).

4.13.6	Fifth Supplemental Indenture to Junior Subordinated Indenture dated as of August 30, 2006 between U.S. Bancorp and Wilmington Trust Company, as Junior Subordinated Trustee (incorporated by reference to Exhibit 4.1 to U.S. Bancorp’s Current Report on Form 8-K dated August 30, 2006).

4.13.7	Sixth Supplemental Indenture to Junior Subordinated Indenture dated as of February 1, 2007 between U.S. Bancorp and Wilmington Trust Company, as Junior Subordinated Trustee (incorporated by reference to Exhibit 4.1 to U.S. Bancorp’s Current Report on Form 8-K dated February 1, 2007).

4.14	Certificate of Trust of USB Capital XIII (incorporated by reference to Exhibit 4.3.7 to U.S. Bancorp’s Registration Statement on Form S-3 dated May 2, 2005 (File No. 333-124535)).

4.15	Certificate of Trust of USB Capital XIV (incorporated by reference to Exhibit 4.3.8 to U.S. Bancorp’s Registration Statement on Form S-3 dated May 2, 2005 (File No. 333-124535)).

4.16	Certificate of Trust of USB Capital XV (incorporated by reference to Exhibit 4.3.9 to U.S. Bancorp’s Registration Statement on Form S-3 dated May 2, 2005 (File No. 333-124535)).

4.17	Certificate of Trust of USB Capital XVI (incorporated by reference to Exhibit 4.3.10 to U.S. Bancorp’s Registration Statement on Form S-3 dated May 2, 2005 (File No. 333-124535)).

4.18	Trust Agreement, with respect to USB Capital XIII, dated as of April 27, 2005, among U.S. Bancorp, Delaware Trust Company, as Junior Subordinated Trustee, and the Administrative Agents therein (incorporated by reference to Exhibit 4.4.7 to U.S. Bancorp’s Registration Statement on Form S-3 dated May 2, 2005 (File No. 333-124535)).

4.19	Trust Agreement, with respect to USB Capital XIV, dated as of April 27, 2005, among U.S. Bancorp, Delaware Trust Company, as Junior Subordinated Trustee, and the Administrative Agents therein (incorporated by reference to Exhibit 4.4.8 to U.S. Bancorp’s Registration Statement on Form S-3 dated May 2, 2005 (File No. 333-124535)).

4.20	Trust Agreement, with respect to USB Capital XV, dated as of April 27, 2005, among U.S. Bancorp, Delaware Trust Company, as Junior Subordinated Trustee, and the Administrative Agents therein (incorporated by reference to Exhibit 4.4.9 to U.S. Bancorp’s Registration Statement on Form S-3 dated May 2, 2005 (File No. 333-124535)).

4.21	Trust Agreement, with respect to USB Capital XVI, dated as of April 27, 2005, among U.S. Bancorp, Delaware Trust Company, as Junior Subordinated Trustee, and the Administrative Agents therein (incorporated by reference to Exhibit 4.4.10 to U.S. Bancorp’s Registration Statement on Form S-3 dated May 2, 2005 (File No. 333-124535)).

4.22	Form of Amended and Restated Trust Agreement of each of the Trusts (incorporated by reference to Exhibit 4.5 to U.S. Bancorp’s Registration Statement on Form S-3 dated May 2, 2005 (File No. 333-124535)).

4.23	Form of Capital Securities Certificate (included in Exhibit 4.22).

Exhibits

4.24	Form of Junior Subordinated Note (included in Exhibit 4.13.1).

4.25	Form of Guarantee Agreement (incorporated by reference to Exhibit 4.5 to U.S. Bancorp’s Registration Statement on Form S-3 dated May 2, 2005 (File No. 333-124535)).

4.26	Form of Stock Purchase Contract Agreement.*

5.1	Opinion and Consent of Squire, Sanders & Dempsey L.L.P. as to the legality of the Senior Notes, Subordinated Notes, Common Stock, Preferred Stock, Depositary Shares, Debt Warrants, Equity Warrants and Units to be issued by U.S. Bancorp (incorporated by reference to Exhibit 5.1 to U.S. Bancorp’s Registration Statement on Form S-3 dated April 17, 2008 (File No. 333-150298)).**

5.2	Opinion and Consent of Squire, Sanders & Dempsey L.L.P. as to the legality of the Junior Subordinated Notes and Guarantees to be issued by U.S. Bancorp.

5.3	Opinion and Consent of Richards, Layton & Finger, P.A., special Delaware counsel, as to the legality of the Capital Securities to be issued by USB Capital XIII, XIV, XV and XVI.

8.1	Tax Opinion of Squire, Sanders & Dempsey L.L.P.*

12.1	Computation of Ratio of Earnings to Fixed Charges (incorporated by reference to Exhibit 12 to U.S. Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2008).

23.1	Consent of Ernst & Young LLP.

23.2	Consents of Squire, Sanders & Dempsey L.L.P. (included in Exhibits 5.1, 5.2 and 8.1).

23.3	Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.3).

24.1	Powers of Attorney of U.S. Bancorp.**

25.1	Form T-1 Statement of Eligibility of Citibank, N.A. to act as Senior Trustee under the Senior Indenture.**

25.2	Form T-1 Statement of Eligibility of Citibank, N.A. to act as Subordinated Trustee under the Subordinated Indenture.**

25.3	Form T-1 Statement of Eligibility of Wilmington Trust Company to act as Trustee under the Junior Subordinated Indenture.

25.4	Form T-1 Statement of Eligibility of Wilmington Trust Company to act as Trustee under the Amended and Restated Trust Agreement, with respect to USB Capital XIII.

25.5	Form T-1 Statement of Eligibility of Wilmington Trust Company to act as Trustee under the Amended and Restated Trust Agreement, with respect to USB Capital XIV.

25.6	Form T-1 Statement of Eligibility of Wilmington Trust Company to act as Trustee under the Amended and Restated Trust Agreement, with respect to USB Capital XV.

25.7	Form T-1 Statement of Eligibility of Wilmington Trust Company to act as Trustee under the Amended and Restated Trust Agreement, with respect to USB Capital XVI.

25.8	Form T-1 Statement of Eligibility of Wilmington Trust Company to act as Trustee under the Guarantee Agreement, with respect to USB Capital XIII.

25.9	Form T-1 Statement of Eligibility of Wilmington Trust Company to act as Trustee under the Guarantee Agreement, with respect to USB Capital XIV.

25.10	Form T-1 Statement of Eligibility of Wilmington Trust Company to act as Trustee under the Guarantee Agreement, with respect to USB Capital XV.

Exhibits

25.11	Form T-1 Statement of Eligibility of Wilmington Trust Company to act as Trustee under the Guarantee Agreement, with respect to USB Capital XVI.

*	To be filed as an exhibit to a Current Report on Form 8-K and incorporated herein by reference.

**	Previously filed.